                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): June 9, 2003
                                                  ------------


                        RAMCO-GERSHENSON PROPERTIES TRUST
                        ---------------------------------
             (Exact name of registrant as specified in its Charter)





            Maryland                   1-10093                 13-6908486
            --------                   -------                 ----------
 (State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)            File Number)          Identification No.)


       27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (248) 350-9900
                                                   --------------

                                 Not applicable
                       ---------------------------------
          (Former name or former address, if changed since last report)

ITEMS 1 - 6. NOT APPLICABLE.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

         (a) - (b)         NOT APPLICABLE.

         (c)               EXHIBITS.

                           99.1     Press Release issued June 9, 2003.

ITEM 8.      NOT APPLICABLE.

ITEM 9.      REGULATION FD DISCLOSURE.

             On June 9, 2003, the Company issued the press release attached hereto as Exhibit 99.1.

ITEMS 10-12. NOT APPLICABLE.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                RAMCO-GERSHENSON PROPERTIES TRUST


Date:  June 10, 2003            By:  /s/ Richard J. Smith
                                   ----------------------------------------
                                      Richard J. Smith
                                      Its:  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit         Description
-------         -----------

99.1            Press release dated June 9, 2003